John Deere Owner Trust 2003	Exhibit 99.3
Servicer's Certificate
$197,000,000 Class A-1 1.08125% Asset Backed Notes due August 13, 2004
$187,000,000 Class A-2 1.31000% Asset Backed Notes due January 17, 2006
$202,000,000 Class A-3 1.79000% Asset Backed Notes due April 16, 2007
$149,000,000 Class A-4 2.44000% Asset Backed Notes due June 15, 2010
$15,150,000 Class B 2.01000% Asset Backed Notes due June 15, 2010
$7,546,670 Asset Backed Certificates
Payment Date:	15-Aug-03
(1) Servicing Fee	$625,103.23
Servicing Fee Shortfall	$0.00
(2) Administration Fee:	$100.00
Administration Fee Shortfall	$0.00
(3) Total Distribution Amount:	$24,515,146.68
(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$130,170.49
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00
(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$142,899.17
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00
(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$210,921.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00
(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$212,076.67
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00
(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$17,763.38
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00
(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$713,831.38
Noteholders' Interest Carryover Shortfall:	$0.00
(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$20,747,888.70
% of Principal Distribution Amount applicable to A-1 Noteholders	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$20,747,888.70
(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00
(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00
(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00
(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00
(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$20,747,888.70
Noteholders' Principal Carryover Shortfall:	$0.00
(16) Noteholders' Distributable Amount:	$21,461,720.08
(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00
(18) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance
(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00
(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00

(21) Certificateholders' Distributable Amount:	$0.00
(22) Deposit to Reserve Account (from excess collections):	$2,428,223.37
(23) Specified Reserve Account Balance (after all distributions and adjustments) :	13,259,692.00
(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$15,687,915.37
(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$2,428,223.37
(26) Note Value as of the end of the related Collection Period	736,948,781.30
(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	729,123,160.40
(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$176,252,111.30
A-1 Note Pool Factor:	0.8946808
Outstanding Principal Balance of A-2 Notes:	$187,000,000.00
A-2 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-3 Notes:	$202,000,000.00
A-3 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-4 Notes:	$149,000,000.00
A-4 Note Pool Factor:	1.0000000
Outstanding Principal Balance of B Notes:	$15,150,000.00
B Note Pool Factor:	1.0000000
Outstanding Principal Balance of the Certificates:	$7,546,670.00
Certificate Pool Factor:	1.0000000
(29) Aggregate Purchase Amounts for related Collection Period:	$0.00
(30) Reserve Account Balance after giving effect to all distributions:	$13,259,692.00
(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,259,692.00
(32) Amount of Realized Losses for the related collection period:	$2,095.14
(33) Amount of Payments that are more than 60 days past due:	$0.00